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                   SIXTH AMENDMENT TO EMPLOYMENT AGREEMENT

      THIS SIXTH AMENDMENT TO EMPLOYMENT AGREEMENT (the "Sixth Amendment"), is made and entered into as of the 31st day of December, 2001, by and between ATLANTIS PLASTICS, INC., a Florida corporation (the "Company"), and ANTHONY F. BOVA (the "Executive").

                                    RECITALS

      A. The Company and the Executive are parties to an Employment Agreement, dated as of February 1, 1995, as amended by (i) a First Amendment to Employment Agreement, dated as of February 1, 1995, (ii) a letter agreement, dated April 8, 1996, (iii) a letter agreement, dated February 14, 1997, (iv) a Fourth Amendment to Employment Agreement, dated as of August 2, 1999, (v) a letter agreement, dated August 2, 1999, and (vi) a Fifth Amendment to Employment Agreement, dated January 31, 2001 (collectively, the "Employment Agreement"), pursuant to which the Executive serves as the President and Chief Executive Officer of the Company.

      B. The parties hereto desire to amend the Employment Agreement as set forth herein.

      C. Section 10 of the Employment Agreement provides that the Employment Agreement may be modified by an agreement in writing between the parties thereto.

                                    AGREEMENT

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

            1. Preamble and Recitals; Defined Terms. The preamble and recitals hereinabove set forth are incorporated herein and made a part hereof. Except as otherwise provided herein, capitalized terms used in this Sixth Amendment shall have the meanings ascribed thereto in the Employment Agreement.

            2. Amendment to Employment Agreement.

                  (a) Section 2.1 of the Employment Agreement is hereby amended by deleting the reference to "December 31, 2001" therefrom and substituting the date "December 31, 2002" in its complete place and stead.

                  (b) Exhibit A to the Employment Agreement, as heretofore amended, is hereby further amended by deleting the phrase "and 2001" and substituting the phrase "and 2002" in its complete place and stead.

            3. Affirmation. In all other respects the Employment Agreement is affirmed.

                           [Signature page to follow]

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      IN WITNESS WHEREOF, the undersigned have cause this Sixth Amendment to be executed as of the date first written above.

                                          ATLANTIS PLASTICS, INC.

                                          By:
                                             -----------------------------
                                             Earl W. Powell
                                             Chairman of the Board

                                          --------------------------------
                                          Anthony F. Bova